Regulatory Capital - Summary of Regulatory Capital Position (Detail) - CAD ($) $ in Millions	Jan. 31, 2020	Oct. 31, 2019
Capital
Common Equity Tier 1 Capital	$ 55,689	$ 55,042
Tier 1 Capital	62,329	61,683
Total Capital	74,773	74,122
Risk-weighted assets used in the calculation of capital ratios	$ 476,012	$ 455,977
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	11.70%	12.10%
Tier 1 Capital ratio	13.10%	13.50%
Total Capital ratio	15.70%	16.30%
Leverage ratio	4.00%	4.00%